                                                                EXHIBIT 10.10


                           AMENDMENT NO. 2 AND WAIVER
                           dated as of March 28, 1996
                                       to
                          LOAN AND SECURITY AGREEMENT
                           dated as of March 31, 1995


     THIS AMENDMENT NO. 2 dated as of March 28, 1996 is made between PROSOURCE SERVICES CORPORATION, a Delaware corporation (PROSOURCE), BROMAR SERVICES, INC., a Delaware corporation (BROMAR), and PROSOURCE DISTRIBUTION SERVICES LIMITED, a Canadian corporation (PROSOURCE CANADA and together with ProSource and BroMar, the BORROWERS), the financial institutions party from time to time to the Loan Agreement referred to below (the LENDERS), NATIONSBANK, N.A. (SOUTH) (successor by merger to NationsBank of Georgia, N.A.), a national banking association (NATIONSBANK), THE FIRST NATIONAL BANK OF BOSTON, a national banking association (BANK OF BOSTON), FLEET CAPITAL CORPORATION (successor by merger to Shawmut Capital Corporation), a Delaware corporation (FLEET), as co-agents (each in that capacity a CO-AGENT and collectively the CO-AGENTS) and NATIONSBANK, N.A. (SOUTH), as administrative agent for the Lenders (in that capacity, together with any successors in that capacity, the ADMINISTRATIVE AGENT).


                             Preliminary Statements

     The Borrowers, the Lenders, the Co-Agents and the Administrative Agent are parties to a Loan and Security Agreement dated as of March 31, 1995, as amended by Amendment No. 1 dated as of December 29, 1995 (as so amended and as otherwise heretofore amended, the LOAN AGREEMENT; terms defined therein and not otherwise defined herein being used herein as therein defined).

     The Borrowers have requested certain modifications to the provisions of the Loan Agreement and the Lenders and the Administrative Agent have agreed to such requests, upon and subject to all the terms, conditions and provisions of this Amendment.

     NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1. Amendments to Loan Agreement. The Loan Agreement is hereby amended, subject to the provisions of Section 3 hereof, by

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     (a) amending Section 1.1 Definitions thereof by

     (i) amending subsection (n) of the definition "Eligible Receivables" by amending the proviso at the end thereof in its entirety to read as follows:

          PROVIDED, that Receivables outstanding under contracts between ProSource and Army & Air Force Exchange Services ("AAFES") up to an amount equal to $5,000,000 at any time under all such contracts in the aggregate, shall not be deemed ineligible by reason of this subparagraph.

     (ii) adding thereto in proper alphabetical order the following new definition:

          ACQUISITION RESERVE means the reserve for restructuring and other charges (excluding costs and expenses related to the consummation of the transactions contemplated by the Division Acquisition Agreement and this Agreement and paid within 60 days after the Effective Date) established by the Borrowers in connection with the Division Acquisition and in accordance with GAAP.

     (b) amending Section 9.5 Delivery of Instruments by (i) inserting after the phrase "the relevant Borrower will" appearing therein, the phrase ", at the request of the Administrative Agent," and (ii) adding after the final period at the end thereof a new sentence to read as follows:

     The Borrower will provide to the Administrative Agent and the Lenders a listing, in reasonable detail, of all such Receivables and the related instruments at any time and from time to time outstanding, as reasonably requested by the Administrative Agent.

     (c) amending Section 11.1 Financial Statements thereof by

     (i) amending Section 11.1(c) in its entirety to read as follows:

          (c) Financial Statements. As soon as available after the end of each Fiscal Month, but in any event within 30 days after the end of each Fiscal Month, copies of the unaudited balance sheet of ProSource as of the end of such Fiscal Month and the related unaudited statements of income and cash flow for ProSource for such Fiscal Month and for the portion of the Fiscal Year through such Fiscal Month, including, in comparative form, (i) actual financial results of ProSource for the corresponding periods (both month-only and year-to-date) of the immediately preceding Fiscal Year and
     (ii) budgeted financial performance of ProSource (both month-only and year-to-date) based on ProSource's annual budget for the applicable periods, in each case including computations of


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     EBITDA for the applicable periods, certified by a Financial Officer of
     ProSource as presenting fairly the financial condition and results of operations of ProSource (subject to normal year-end audit adjustments). Each balance sheet delivered pursuant to this SUBSECTION (c), shall itemize the amounts included in "Total Liabilities" or such balance sheet for New Subordinated Debt, the Parent Subordinated Debt and the Seller Note.

     (ii) adding at the end of the final grammatical paragraph thereof the following sentence:

     Each balance sheet of ProSource and each Consolidated balance sheet delivered pursuant to SUBSECTIONS (c) or (d) above shall reflect the Acquisition Reserve as a separate line item.

     (d) amending Section 11.2 Accountants' Certificate by deleting therefrom the reference in subsection (b) thereof to "SECTIONS 12.1, 12.2, 12.5, 12.10 AND 12.11" and substituting therefor a reference to "SECTIONS 12.1, 12.2, 12.5, 12.10, 12.11 and 12.16";

     (e) amending Section 11.3 Officer's Certificate by amending subsection (a) thereof in its entirety to read as follows:

          (a) setting forth as at the end of such Fiscal Quarter a reasonably detailed schedule of charges to the Acquisition Reserve recorded during such Fiscal Quarter and the calculations required to establish whether or not the Borrowers were in compliance with the requirements of SECTIONS 12.1, 12.2, 12.5, 12.10, 12.11 and 12.16;

     (f) adding to Article 11 a new Section 11.10 to read in its entirety as follows:

          SECTION 11.10 Guarantor Financial Statements. As soon as available, but in any event within 90 days after the end of each Fiscal Year, copies of the consolidated balance sheets of the Parent and its consolidated Subsidiaries (including, without being limited to, the Borrowers) as at the end of such Fiscal Year and the related statements of income, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form comparable figures for the previous Fiscal Year, reported on, without qualification as to the scope of the audit or the status of the Parent or any material Subsidiary of the Parent (including, without being limited to, any Borrower) as a "going concern," by KPMG Peat Marwick LLP or other independent certified public accountants of nationally recognized standing.

     (g) amending Section 12.1 Financial Ratios by amending subsection (c) thereof in its entirety to read as follows:

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          (c) Minimum Fixed Charge Coverage Ratio.  The Fixed Charge Coverage
     Ratio, as of the last day of Fiscal Year 1995 (for the Fiscal Year ending on such date) to be less than 0.60 to 1, or as of the last day of any period of four consecutive Fiscal Quarters ending during a period described below, to be less than the ratio shown opposite such period:



                 Period                           Ratio
                 -------------------------------  -----

                 Fiscal Year 1996 (excluding
                 the last day thereof)            0.60 to 1

                 Last day of Fiscal Year
                 1996 to (but not including)
                 last day of Fiscal Year 1997     0.70 to 1

                 Last day of Fiscal Year 1997 to
                 (but not including) last day of
                 Fiscal Year 1998                 0.90 to 1

                 From and after the last day
                 of Fiscal year 1998              1.00 to 1


     (h) amending Section 12.16 Limitations on Acquisition Reserves in its entirety to read as follows:

          SECTION 12.16 Limitation on Acquisition Reserve. The Acquisition Reserve shall not exceed $20,000,000 as of the Effective Date, nor $16,000,000 as of December 31, 1995 or any date thereafter, nor shall the Acquisition Reserve reflect charges against it made during Fiscal Year 1996 of more than $10,000,000.

     Section 2. Confirmation and Waiver. The Lenders hereby (a) confirm the reduction from 3.00% to 2.75% in the Eurodollar Rate Margin, effective February 1, 1996, agreed to by the Lenders on the basis of the unaudited financial statements of the Borrowers (notwithstanding the provisions of the definition EURODOLLAR RATE MARGIN set forth in Section 1.1 of the Loan Agreement) and (b) waive, subject to the provisions of Section 3, compliance by the Borrowers with the provisions of Section 12.16 of the Loan Agreement to the extent of any noncompliance that would not have occurred had said Section 12.16 as amended by this Amendment been in effect at all times from and after the Effective Date.

     Section 3. Effectiveness of Amendment. Section 1 of this Amendment shall become effective as of its date upon receipt by (a) the Administrative Agent of at least ten copies of this Amendment duly executed and delivered by each Borrower, the Co-Agents and

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each Lender, (b) the Administrative Agent of a certificate of the President of
ProSource or of the Financial Officer as to the continuing accuracy of the Schedules to the Loan Agreement, having attached thereto any revised Schedules necessary to permit such certification and (c) the Administrative Agent of a confirmation duly executed and delivered by the Guarantor of its Unconditional Guaranty and the Pledge Agreement in the form attached to this Amendment.

     Section 4. Effect of Amendment. From and after the effectiveness of this Amendment, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan Agreement," "hereunder," "hereof" and words of like import referring to the Loan Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     Section 5. Counterpart Execution; Governing Law.

     (a) Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

     (b) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                    BORROWERS:

                                    PROSOURCE SERVICES CORPORATION
[Corporate Seal]

                                    By: /s/ William F. Evans
Attest:                                --------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   ------------------------------
   Paul A. Garcia de Quevedo
   Secretary



                                    BROMAR SERVICES, INC.
[Corporate Seal]

                                    By: /s/ William F. Evans
Attest:                                ------------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   -------------------------------
   Paul A. Garcia de Quevedo
   Secretary



                                    PROSOURCE DISTRIBUTION SERVICES
[Corporate Seal]                     LIMITED

                                    By:  /s/ William F. Evans
Attest:                                -----------------------------
                                       William F. Evans
By: /s/ Paul A. Garcia de Quevedo      Executive Vice President
   -------------------------------
   Paul A. Garcia de Quevedo
   Secretary

                (Signatures continued on following three pages)

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                                    ADMINISTRATIVE AGENT:

                                    NATIONSBANK, N.A. (SOUTH)


                                    By: /s/ Jeffrey L. Guldner
                                       ------------------------------
                                       Jeffrey L. Guldner
                                       Vice President


                                    CO-AGENTS AND LENDERS:

                                    NATIONSBANK, N.A. (SOUTH),
                                     as a Lender and Co-Agent


                                    By: /s/ Jeffrey L. Guldner
                                       ------------------------------
                                       Jeffrey L. Guldner
                                       Vice President


                                    THE FIRST NATIONAL BANK OF BOSTON,
                                     as a Lender and Co-Agent


                                    By: /s/ William C. Purinton
                                       ------------------------------
                                       William C. Purinton
                                       Vice President


                                    FLEET CAPITAL CORPORATION
                                     as a Lender and Co-Agent


                                    By:  /s/ Elizabeth L. Waller
                                       --------------------------------
                                       Name:  Elizabeth L. Waller
                                       Title: Vice President



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                                    THE BANK OF NOVA SCOTIA,
                                     as a Lender


                                    By:  /s/ Frank F. Sandler
                                       ______________________________
                                       Name:  Frank F. Sandler
                                       Title: Relationship Manager


                                    By:______________________________
                                       Name:
                                       Title:


                                    BANKAMERICA BUSINESS CREDIT, INC.,
                                     as a Lender


                                    By:   /s/ Margaret E. Lambka
                                       ______________________________
                                       Name:  Margaret E. Lambka
                                       Title: Vice President


                                    THE CIT GROUP/BUSINESS CREDIT, INC.,
                                     as a Lender


                                    By:   /s/ Robert Bernier
                                       ______________________________
                                       Name:  Robert Bernier
                                       Title: Vice President


                                    HELLER FINANCIAL, INC.,
                                     as a Lender


                                    By:   /s/ Salvadore A. Salzill
                                       ______________________________
                                       Name:  Salvadore A. Salzill
                                       Title: AVP


                                    SANWA BUSINESS CREDIT CORPORATION
                                     as a Lender


                                    By:   /s/ Peter L. Skavla
                                       ______________________________
                                       Name:  Peter L. Skavla
                                       Title: Vice President

                                      -8-
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                                    NATIONAL CITY COMMERCIAL FINANCE,
                                     INC., as a Lender


                                    By:   /s/ Lee K. Mosley
                                       ______________________________
                                       Name:  Lee K. Mosley
                                       Title: Vice President - Operations


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                 CONSENT, RELEASE AND CONFIRMATION OF GUARANTOR


     The undersigned Guarantor as defined in the Loan and Security Agreement dated as of March 31, 1995 by and among ProSource Services Corporation, BroMar Services, Inc. and ProSource Distribution Services Limited as the Borrowers, the financial institutions party thereto as the Lenders, NationsBank, N.A. (South) (successor by merger to NationsBank of Georgia, N.A. ("NationsBank")), The First National Bank of Boston and Fleet Capital Corporation as the Co-Agents, and NationsBank as the Administrative Agent for the Lenders, as amended to date (the "Loan Agreement"; terms defined therein, unless otherwise defined herein, being used herein as therein defined), hereby acknowledges receipt of the foregoing Amendment No. 2 and Waiver and Amendment No. 1 dated as of December 29, 1995 to the Loan Agreement and confirms for the benefit of the Administrative Agent and the Lenders, that the Unconditional Guaranty dated as of March 31, 1995, as amended, executed and delivered by the undersigned continues in full force and effect as a guaranty in accordance with its terms and continues to be secured by any collateral therefor and that the undersigned hereby waives and releases any and all claims it may have against the Administrative Agent or any Lender or any of their respective shareholders, directors, employees or agents arising out of any event or circumstance existing on or prior to the date hereof and arising under the Loan Agreement, the Unconditional Guaranty or any related document or in connection with the transactions contemplated thereby.


                                        PROSOURCE, INC.
    [Corporate Seal]

                                        By: /s/ David R. Parker
    Attest:                                -----------------------
                                           David R. Parker
    By: /s/ Paul A. Garcia de Quevedo      Chairman
       ------------------------------
       Paul A. Garcia de Quevedo
       Secretary





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